UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 12, 2024
Date of Report (date of earliest event reported)
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Prime Medicine, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41536	84-3097762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 First Street Cambridge, MA		02141
(Address of principal executive offices)		(Zip code)
(617) 564-0013
(Registrant's telephone number, including area code)
21 Erie Street, Cambridge MA 02139
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.00001 per share	PRME	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§250.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 12, 2024, Prime Medicine, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) in a virtual meeting format via live webcast. As further described in Item 5.07 to this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to limit the liability of certain officers of the Company as permitted by Delaware law, as detailed in the Company’s definitive proxy statement (the “Proxy Statement”) filed on April 29, 2024 with the U.S. Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The Certificate of Amendment was previously approved by the Company’s Board of Directors, subject to approval by the Company’s stockholders.
On June 12, 2024, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware and the Certificate of Amendment became effective upon filing.
The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on June 12, 2024. Proxies were solicited pursuant to the Proxy Statement. As of the close of business on April 19, 2024, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.00001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 120,028,813. The number of shares of Common Stock present in person or by remote communication, if applicable, or represented by valid proxy at the Annual Meeting was 107,063,267, thus establishing a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting were considered shares of Common Stock represented in person at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.
At the Annual Meeting, the Company’s stockholders voted on the following matters, all of which were described in the Proxy Statement: (i) to elect Wendy Chung, M.D., Ph.D., Kaye Foster, Keith Gottesdiener, M.D., and Jeffrey Marrazzo as Class II Directors, each to serve until the Company’s 2027 annual meeting of stockholders, and until his or her respective successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal (“Proposal 1”), (ii) to approve the Certificate of Amendment to limit the liability of certain of the Company’s officers as permitted by Delaware law (“Proposal 2”), and (iii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 3”). The final voting results are set forth below.
Proposal 1 – Each of the following nominees was elected as a Class II Director to serve until the Company’s 2027 annual meeting of stockholders, and until his or her respective successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal, based on the following votes:

Class II Director Nominee	For	Withheld	Broker Non-Votes
Wendy Chung, M.D., Ph.D.	84,178,132	15,425,615	7,459,520
Kaye Foster	99,386,538	217,209	7,459,520
Keith Gottesdiener, M.D.	99,397,598	206,149	7,459,520
Jeffrey Marrazzo	98,518,409	1,085,338	7,459,520
Proposal 2 – The Certificate of Amendment to limit the liability of certain of the Company’s officers as permitted by Delaware law was approved, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
91,545,146	7,857,228	201,373	7,459,520

Proposal 3 – The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, based on the following votes:

For	Against	Abstentions
106,909,152	3,764	150,351
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Prime Medicine, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2024

Prime Medicine, Inc.

By:	/s/ Keith Gottesdiener
Name:	Keith Gottesdiener, M.D.
Title:	President and Chief Executive Officer